SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  [ x ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ x ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                 -----------------------------------------------

                             PMD INVESTMENT COMPANY
                (Name of Registrant as Specified in its Charter)

                 -----------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ x ]     No Fee Required.

[   ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
          and 0-11.

          1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

          2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

          4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

          5)   Total fee paid: -------------------------------------------------

[   ]     Fee paid previously with preliminary materials.

[   ]     Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

          ----------------------------------------------------------------------

          2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

          3)   Filing Party:

          ----------------------------------------------------------------------

          4)   Date Filed:

          ----------------------------------------------------------------------

                             PMD INVESTMENT COMPANY
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 October 2, 2000


     The Annual Meeting of Shareholders of PMD INVESTMENT COMPANY, a Nebraska corporation, will be held on Monday, October 2, 2000, at 9:30 A.M., at the First National Bank of Omaha, Terrace Level, One First National Center, Omaha, Nebraska, for the following purposes:

     1.   To elect a Board of Directors.

     2. To ratify or reject the selection by the Board of Directors of Deloitte & Touche LLP as the Corporation's independent accountants for 2000.

     3.   To vote on the proposed dissolution of the Corporation.

     4. To transact such other business as properly may come before the meeting and any adjournments thereof.

     The stock transfer books of the Corporation will not be closed. The Board of Directors of the Corporation has fixed the close of business on August 21, 2000, as the record date for determining the shareholders of the Corporation entitled to notice of and to vote at the meeting.


Dated: August 25, 2000                       BY ORDER OF THE BOARD OF DIRECTORS,

                                                           Herbert B. Underwood,

                                                                       Secretary




PLEASE MARK, SIGN, AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE ENCLOSED FOR YOUR USE. THE PROXY WILL NOT BE USED IF YOU ATTEND THE MEETING IN PERSON AND SO REQUEST.

                             PMD INVESTMENT COMPANY
                                 PROXY STATEMENT


                         Annual Meeting of Shareholders
                                 October 2, 2000


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board of Directors") of PMD Investment Company (the "Corporation") of proxies from holders of the Corporation's $0.50 par value Common Stock ("Common Stock") for use at the annual meeting of shareholders of the Corporation to be held on October 2, 2000, at 9:30 A.M., at the First National Bank of Omaha, Terrace Level, One First National Center, Omaha, Nebraska, and at any adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

     The mailing address and telephone number of the principal executive offices of the Corporation is 10050 Regency Circle, Suite 315, Omaha, Nebraska 68114, 402-392-0608. This Proxy Statement and the accompanying form of Proxy are first being sent to the holders of Common Stock on or about August 25, 2000.

     The accompanying Proxy may be revoked by the person giving it at any time prior to its being voted; such revocation may be accomplished by a letter, or by a duly executed Proxy bearing a later date, filed with the Secretary of the Corporation prior to the Annual Meeting. If a shareholder who has given a Proxy is present at the Annual Meeting and wishes to vote in person, such shareholder may withdraw the Proxy at that time.

                         DISSOLUTION SUMMARY TERM SHEET

     The Board of Directors has proposed and recommends to the shareholders that the Corporation dissolve in accordance with Section 21-20,152 of the Business Corporation Act of Nebraska, as more particularly described in the REDEMPTION OF SHARES and DISSOLUTION OF CORPORATION sections of this Proxy Statement. For the dissolution of the Corporation to occur, the following steps must be completed:

          o The dissolution proposal outlined in this Proxy Statement must be approved by a two-thirds majority of all of the votes entitled to be cast on the proposal.
          o The Corporation must file Articles of Dissolution with the Secretary of State of Nebraska as required by Section 21-20,153 of the Business Corporation Act of Nebraska.
          o The Corporation must collect and liquidate its remaining assets, pay or provide for the payment of its expenses and liabilities, and distribute its remaining property to the shareholders of the Corporation in accordance with Section 21-20,155 of the Business Corporation Act of Nebraska.
          o A Form N-8F Application for Deregistration of Certain Registered Investment Companies must be filed with and accepted by the Securities and Exchange Commission (the "SEC").

     The Board of Directors has proposed and is recommending to the shareholders dissolution of the Corporation because of the effects of the Corporation's recent redemption of approximately 66% of the Corporation's outstanding Common Stock from the principal shareholder of the Corporation, as more particularly discussed in the REDEMPTION OF SHARES and DISSOLUTION OF CORPORATION sections of this Proxy Statement.

                       COMMON STOCK AND PRINCIPAL HOLDERS

     The Board of Directors has fixed the close of business on August 21, 2000, as the record date for determining the shareholders of the Corporation entitled to notice of and to vote at the Annual Meeting.

     On August 21, 2000, the Corporation had outstanding 1,129,041 shares of Common Stock, each such share entitling the holder thereof to one vote upon each matter to be voted upon at the Annual Meeting. Shareholders entitled to vote at the Annual Meeting have cumulative voting rights in the election of directors, and there are no conditions precedent to the exercise of such rights. The existence of cumulative voting rights means that a shareholder may cast a total number of votes in the election for directors which is equal to the number of directors to be elected multiplied by the number of such shareholder's shares; such votes may be cast entirely for one candidate or may be distributed equally or unequally among as many candidates as the shareholder may consider appropriate.

     In the election of directors, any action other than a vote for a nominee will have the practical effect of a vote against such nominee, but only votes in favor of a nominee will directly affect the outcome of the election since the three nominees receiving the greatest number of votes will be elected. Any action other than a vote for the proposal to dissolve the Corporation, including abstentions from voting and broker "non-votes", will have the practical effect of a vote against such proposal and may affect the outcome of the voting on such proposal since the approval of such proposal requires the favorable vote of a two-thirds majority of all of the votes entitled to be cast on the proposal. Abstentions from voting and broker "non-votes" on the selection of independent accountants will have the practical effect of votes against such proposal but will not affect the outcome of the voting on such proposal since the approval of such proposal requires only a majority of the votes cast with respect to such proposal.

     Abstentions and broker "non-votes" are not deemed to be "votes cast" for any purpose but will be included for purposes of determining whether a quorum is present at the Annual Meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular matter because the nominee does not have discretionary authority to vote on such matter and has not received voting instructions from the beneficial owner of the shares involved.

     The following table sets forth information as to the beneficial ownership of Common Stock of each person or group who, as of August 1, 2000, to the knowledge of the Corporation, owned more than 5% of the Common Stock.

                                                                                        Amount and
     Title                                           Name and                           Nature of          Percent
     of                                             Address of                          Beneficial            of
     Class                                     Beneficial Owner                         Ownership           Class

Common Stock                      First National Bank of Omaha,                        783,969 (1)          69.4%
$0.50 par value                   as personal representative of
                                  the Estate of D. J. Witherspoon, deceased
                                  1620 Dodge Street
                                  Omaha, Nebraska  68102

Common Stock                      John Patrick Witherspoon                             274,071 (2)          24.3%
$0.50 par value                   611 Shorewood Lane
                                  Waterloo, Nebraska  68069

(1)  First National Bank of Omaha, as personal  representative  of the Estate of
     D. J. Witherspoon, deceased, has sole voting and investment power over such shares but no pecuniary interest in such shares.

(2) 245,183 of these shares (21.7% of the outstanding shares) are owned both of record and beneficially by John Patrick Witherspoon. 28,888 of these shares (2.6% of the outstanding shares) are held by Iris J. Norman, as trustee for the benefit of John Patrick Witherspoon.

     No director or officer of the Corporation other than John Patrick Witherspoon owned any shares of the Corporation's Common Stock on August 1, 2000.

                              ELECTION OF DIRECTORS

     Under Nebraska law a dissolved corporation may not carry on any business except that which is appropriate to wind up and liquidate its business and affairs. Accordingly, if the dissolution of the Corporation is approved by the shareholders and the Corporation completes the liquidation and distribution of its assets prior to the date for the 2001 annual meeting of shareholders, no further meetings of shareholders of the Corporation will be held. At the Annual Meeting, the shareholders will elect a board of three directors for a term extending until the earlier of completion of the dissolution of the Corporation or the 2001 annual meeting of the shareholders of the Corporation, if such a meeting is necessary. Proxies in the accompanying form which are received by the Board of Directors in response to this solicitation will, unless contrary instructions are given therein, be voted by the persons named therein as proxies in favor of the three nominees for directors listed below. The persons named as proxies reserve the right, however, to vote such proxies cumulatively and for the election of fewer than all of the nominees for directors but do not intend to do so unless nominees other than those listed below are nominated at the Annual Meeting. The Board of Directors believes that all of the three nominees listed below will be available to serve and will serve as directors if elected; however, if any of such nominees is not so available at the time of the election, the proxies will be voted in the discretion of the persons named therein for the election of a substitute nominee. The three nominees receiving the greatest number of votes at the Annual Meeting will be elected as directors.

     Set forth below is certain information as of August 1, 2000, with respect to the nominees for election as directors of the Corporation. The information relating to their respective business experience was furnished to the Corporation by such persons. All of the nominees presently are serving as directors of the Corporation, and all of the nominees have been nominated for reelection by the Board of Directors.

Nominees and Business Experience

                                  J. G. Sawicki

     Mr. Sawicki, age 86, retired in 1979 as a vice president of Mid-Continent Bottlers, Inc. (soft drink bottlers) after having served in such capacity for more than five years. He has been a director of the Corporation since 1969. In addition, he has been President and Treasurer of the Corporation since 1991.

                              Herbert B. Underwood

     Mr. Underwood, age 73, retired in 1991 as Vice President of Pamida, Inc. (owner and operator of general merchandise discount stores) after having served in such capacity for more than five years. He has been a director of the Corporation since 1991. In addition, he has been a Vice President and the Secretary of the Corporation since 1991.

                            John Patrick Witherspoon*

     Mr. Witherspoon, age 39, has been engaged in the business of real estate management and development for more than five years. He has been a director of the Corporation since 1994 and has been a Vice President of the Corporation since 1994.

     * Mr.  Witherspoon  is an  "interested  person"  within the  definition  of
Section 2(a)(19) of the Investment Company Act of 1940.

     The persons named above are all of the executive officers of the Corporation and hold the offices indicated in their respective biographical paragraphs. All executive officers of the Corporation may be removed from their respective positions as such officers at any time by the Board of Directors.

Shareholdings

     The following table sets forth information as to the Common Stock beneficially owned as of August 1, 2000, by (i) all nominees and present directors of the Corporation and (ii) all present directors and officers of the Corporation as a group:

                                                                 Amount and Nature of           Percent
                               Name                              Beneficial Ownership          of Class

         J. G. Sawicki                                                   None                     --
         Herbert B. Underwood                                            None                     --
         John Patrick Witherspoon                                    274,071 (1)                 24.3%
         All present directors and officers as a group
         (3 persons)                                                 274,071 (1)                 24.3%

(1) 245,183 of these shares (21.7% of the outstanding shares) are owned both of record and beneficially by John Patrick Witherspoon. 28,888 of these shares (2.6% of the outstanding shares) are held by Iris J. Norman, as trustee for the benefit of John Patrick Witherspoon.

The Board

     During the year ended December 31, 1999, the Board of Directors met one time and on six other occasions acted by unanimous written consent. The Corporation does not have a standing audit, nominating, or compensation committee.

Compensation

     The Corporation pays no compensation to any of its officers for their service in such capacities. Each director of the Corporation is entitled to receive an annual director's fee of $5,000 and an additional $500 for each meeting of the Board of Directors of the Corporation in excess of four which such director attends during any fiscal year of the Corporation. The Corporation has not paid and does not expect to pay any other or additional compensation or benefits to any of its directors or officers. During the year ended December 31, 1999, the total directors' fees paid or accrued by the Corporation were as follows:

               Name of Person,                    Total Compensation From Corporation Paid to
                   Position                                        Directors
J. G. Sawicki, Director                                             $5,000
Herbert B. Underwood, Director                                      $5,000
John Patrick Witherspoon, Director                                  $5,000


                          INVESTMENT ADVISORY AGREEMENT

Agreement with First National Bank of Omaha

     The Corporation's current investment adviser is First National Bank of Omaha ("FNBO"). The present Investment Advisory Agreement with FNBO (the "FNBO Advisory Agreement"), dated June 16, 1997, was submitted to a vote and approved at the annual meeting of shareholders of the Corporation held on June 16, 1997.

     The FNBO Advisory Agreement was approved for continuance until December 31, 2000, by unanimous action of the Board of Directors of the Corporation on November 1, 1999. However, the FNBO Advisory Agreement may be terminated by the Corporation at any time without penalty, on 30 days written notice to FNBO, by a resolution of the Board of Directors or by the vote of a majority of the outstanding shares of Common Stock (as defined in the Investment Company Act of 1940). The FNBO Advisory Agreement provides that it will terminate automatically in the event of its assignment. Unless sooner terminated, the FNBO Advisory Agreement is to continue after December 31, 2000, for successive one-year periods so long as such continuation is specifically approved at least annually in the manner required by the Investment Company Act of 1940.

     The FNBO Advisory Agreement provides that FNBO shall perform a continuous review of the Corporation's portfolio of securities and shall determine the securities to be purchased or sold by the Corporation (including the placing of orders for the purchase and sale of such securities), the portion of the Corporation's assets which shall remain uninvested, and the extent to which the Corporation shall use its investment powers. In performing such services, FNBO is required to follow, among other guidelines, the Corporation's investment policies and restrictions set forth in an exhibit to the FNBO Advisory Agreement. In addition, FNBO is required to compute the net asset value per share of the Corporation's Common Stock as of the close of business on the last day in each month on which the New York Stock Exchange is open for trading and at such times as the Corporation's Board of Directors may direct. The FNBO Advisory Agreement provides that FNBO is not required to give the Corporation preferential treatment as compared with the treatment given to any other investment company or customer. At its own expense FNBO may employ, retain, or otherwise avail itself of the services and facilities of other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, and such other information, advice, or assistance as FNBO may deem necessary, appropriate, or convenient for the discharge of its obligations under the FNBO Advisory Agreement. FNBO also is required to maintain a continuous record of all of the Corporation's securities and to furnish to the Corporation's Board of Directors, upon request, a resume of the Corporation's securities portfolio. FNBO also must report to the Corporation's Board of Directors on all matters pertaining to FNBO's services as investment adviser at the regular meetings of the Board and at such other times as the Board may request. FNBO must pay all of the costs and expenses of performing the services described above. The Corporation, however, must pay all brokerage commissions (if any) on its portfolio transactions and the expenses for its custodian, transfer agent, registrar, accountants, and attorneys and for other expenses (such as printing, postage, directors' fees, and state corporation fees) not covered by the FNBO Advisory Agreement.

     As compensation for FNBO's services under the FNBO Advisory Agreement, the FNBO Advisory Agreement presently provides for the Corporation's payment of a monthly fee to FNBO equal to (a) 1/12 of 0.25% of the first $10,000,000 of the net asset value of the Corporation as of the last day of each month on which the New York Stock Exchange is open for trading and (b) 1/12 of 0.15% of the net asset value of the Corporation in excess of $10,000,000 as of the last day of each month on which the New York Stock Exchange is open for trading, with a minimum fee of $10,000 for each successive 12-month period. During the year ended December 31, 1999, the Corporation paid or accrued $32,565 as advisory fees for FNBO.

Information Concerning First National Bank of Omaha

     FNBO is a national banking association and is a subsidiary of First National of Nebraska, Inc., a Nebraska corporation. First National of Nebraska, Inc. owns 99.67% of the outstanding voting securities of FNBO. The address of both FNBO and First National of Nebraska, Inc. is One First National Center, 1620 Dodge Street, Omaha, Nebraska 68102. FNBO provides a full range of financial and trust services to businesses, individuals, and government entities. The FNBO trust division provides a full range of administrative services including estate settlement, personal trust administration, employee benefit administration and record keeping, institutional custody, corporate trust, and transfer and paying agent services. FNBO also serves as investment adviser and custodian for the First Omaha Family of Mutual Funds which consist of the First Omaha Small-Cap Value Fund, the First Omaha Equity Fund, the First Omaha Balanced Fund, the First Omaha Fixed Income Fund, the First Omaha Short/Intermediate Fund, the First Omaha Growth Fund, and the First Omaha U.S. Government Obligations Fund.

     The following individuals are principal executive officers and/or directors of FNBO: Bruce R. Lauritzen, Chairman and Director; F. Phillips Giltner,
Chairman Emeritus and Director; Elias J. Eliopoulos, President of Consumer Banking and Director; Dennis A. O'Neal, President of Corporate Banking and Director; J. William Henry, Executive Vice President and Director; Richard A. Frandeen, Director; Charles H. Fries, Jr., Director; Thomas R. Haller, Director; Timothy D. Hart, Director; Frances A. Marshall, Director; Russell K. Oatman, Director; James C. C. Schmidt, Director; James L. Doody, Director; Meg Lauritzen Dodge, Director; Nick Baxter, Director;

Craig McGarry, Director; and Robert W. Tritsch, Director. The address of all of such officers and/or directors is One First National Center, 1620 Dodge Street, Omaha, Nebraska 68102. All of such officers' and/or directors' principal occupations are as such executive officers and/or as employees of FNBO.

     Bruce R. Lauritzen beneficially owns 37.91% of the outstanding Common Stock of First National of Nebraska, Inc., Elizabeth D. Lauritzen beneficially owns 26.05% of the outstanding Common Stock of First National of Nebraska, Inc., Lauritzen Corporation beneficially owns 24.99% of the outstanding Common Stock of First National of Nebraska, Inc., and Thomas L. Davis owns 11.77% of the outstanding Common Stock of First National of Nebraska, Inc. The shares reported as beneficially owned by Mr. Lauritzen and Ms. Lauritzen include shares owned directly by the Lauritzen Corporation and shares over which such persons act as co-conservators. The address of Mr. Lauritzen, Ms. Lauritzen, and Lauritzen Corporation is One First National Center, 1620 Dodge Street, Omaha, Nebraska 68102. Mr. Davis' address is c/o Trust Department, First National Bank of Omaha, One First National Center, 1620 Dodge Street, Omaha, Nebraska 68102. No other person owns, of record or beneficially, as much as 10% of the Common Stock of First National of Nebraska, Inc.

     FNBO acts as the personal representative of the Estate of D. J. Witherspoon, deceased, which is the principal shareholder of the Corporation. Mr. Witherspoon died on January 10, 2000. FNBO, as personal representative of the Estate of Mr. Witherspoon, has sole voting and investment power over 69.4% of the outstanding shares of Common Stock of the Corporation.

        RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     A majority of the members of the Board of Directors who are not "interested persons" of the Corporation, as defined in the Investment Company Act of 1940, have selected the firm of Deloitte & Touche LLP to serve as independent accountants for the Corporation for the year ending December 31, 2000. Deloitte & Touche LLP or its predecessor has served the Corporation as its independent accountants since 1969. Such selection is required by the Investment Company Act of 1940 to be submitted to the shareholders of the Corporation for ratification or rejection.

     Accordingly, the following resolution will be offered by the Board of Directors at the Annual Meeting:

          "RESOLVED, that the selection by the Board of Directors of PMD Investment Company of Deloitte & Touche LLP, independent certified public accountants, to examine the financial statements of and to serve as the independent public accountants for PMD Investment Company for the year ending December 31, 2000, hereby is ratified."

     Approval of such resolution requires the affirmative vote of a majority of the shares voted with respect to such resolution. The Board of Directors intends that proxies solicited by this Proxy Statement will be voted in favor of such resolution unless contrary instructions are given therein. The Board of Directors recommends that shareholders of the Corporation vote "FOR" such resolution.

     The Corporation expects that a representative of Deloitte & Touche LLP will be present at the Annual Meeting, with the opportunity to make a statement if he or she desires to do so, and that such representative will be available to respond to appropriate questions.

                              BROKERAGE COMMISSIONS

     Purchases and sales of the types of assets in which the Corporation presently invests usually are effected by the Corporation with the seller or purchaser on a principal (net) basis, with no brokerage commission being paid by the Corporation. Since all of the Corporation's portfolio transactions were handled on a principal (net) basis during the year ended December 31, 1999, the Corporation paid no brokerage commissions during such year.

     FNBO's policy in purchasing and selling portfolio securities for the Corporation is to seek favorable net prices and reliable execution. After these primary considerations have been satisfied, FNBO may give additional consideration to other services which FNBO deems to be of value to the Corporation or to FNBO in terms of the particular transaction or FNBO's overall responsibilities to the Corporation. Although the Corporation's securities transactions generally do not involve the payment of any brokerage commissions, where brokerage commissions are payable FNBO may be authorized, subject to the foregoing primary considerations and to review by the Corporation's Board of Directors, to execute orders with brokers in return for brokerage and research services which are of use to the Corporation, even though the commission rates at which such orders are executed may be higher than those charged by other brokers. Such research services also may be useful to FNBO in connection with its services to other advisory clients, and FNBO may not use all of such research services in connection with the performance of its responsibilities to the Corporation.

                              REDEMPTION OF SHARES

     D. J. Witherspoon, who was the principal shareholder of the Corporation during his lifetime, died on January 10, 2000. In anticipation of the need to pay federal and state death tax obligations and administrative expenses incident to the settlement of Mr. Witherspoon's estate, First National Bank of Omaha, as the personal representative of Mr. Witherspoon's estate, tendered 2,206,000 of Mr. Witherspoon's 2,989,969 shares of the Corporation's Common Stock for redemption by the Corporation effective June 30, 2000, pursuant to the PMD Investment Company Periodic Stock Redemption Arrangement dated January 1, 1983. Based upon the net asset value of the Corporation's Common Stock as of June 30, 2000, Mr. Witherspoon's estate received approximately $9,880,720 pursuant to such redemption.

                           DISSOLUTION OF CORPORATION

Background

     The Corporation is a closed-end diversified management company under Sections 4 and 5 of the Investment Company Act of 1940. The investment objective of the Corporation is to obtain as high a level of interest income as is consistent with prudent investment management and the preservation of capital of the Corporation. The Corporation invests at least 60% of its assets in (i) debt obligations issued by states, territories, and possessions of the United States, the District of Columbia, the Commonwealth of Puerto Rico, and their political subdivisions and instrumentalities, the interest on which is, at the time of the issuance of such debt obligations in the opinion of bond counsel for the issuers, exempt from federal income tax, and (ii) securities of other regulated investment companies (subject to applicable restrictions imposed by the Investment Company Act of 1940) whose investments consist exclusively of those types of debt obligations described in this sentence. The Corporation invests up to 40% of its assets in (i) fixed-income debt securities, the interest on which is not, at the time of the issuance of such fixed-income debt securities, exempt from federal income tax, and (ii) securities of other regulated investment companies (subject to applicable restrictions imposed by the Investment Company Act of 1940) whose investments consist exclusively of those types of fixed-income debt securities described in this sentence.

     The Corporation's Common Stock (its only security) is not listed on any stock exchange. The Corporation believes that there has been no market for its Common Stock since April 1981. At June 30, 2000, the net asset value of the Corporation's Common Stock was $4.12 per share, and there were approximately 403 holders of Common Stock of the Corporation. Quarterly dividends on the Common Stock of the Corporation for the past two years are set forth below:

      Date                      Income Dividend   Long Term Capital Gain
                                per Share         Dividend per Share

      2nd Quarter, 2000         $0.04790               --
      1st Quarter, 2000         $0.04819               --
      4th Quarter, 1999         $0.052969              $0.004261
      3rd Quarter, 1999         $0.05163               --
      2nd Quarter, 1999         $0.05092               --
      1st Quarter, 1999         $0.04860               --
      4th Quarter, 1998         $0.0564962608          $0.00337182631
      3rd Quarter, 1998         $0.05391               --

Reasons for Dissolution

     The Corporation's primary objective is to produce interest income. The regulatory requirements applicable to the Corporation as a closed-end diversified management company result in substantial annual administrative, legal, and accounting expenses for the Corporation. The Corporation also pays significant annual fees to its investment advisor and to the members of the Board of Directors. Except for the investment advisor's fee (which is subject to a minimum amount), such expenses generally do not vary according to the asset size of the Corporation.

     Prior to the redemption described in the REDEMPTION OF SHARES section above, D. J. Witherspoon (and, after his death, his estate) owned approximately 90% of the Corporation's outstanding Common Stock, and the Corporation's expenses for investment advisory fees, custodian fees, professional fees, directors' fees, shareholders' servicing costs, and other miscellaneous expenses amounted to approximately 15% of the Corporation's annual investment income. As a result of the redemption, the Corporation's net assets have been reduced from approximately $13.7 million to approximately $4.6 million as of June 30, 2000. Because of the substantial reduction in the Corporation's net assets resulting from the redemption, the Corporation's estimated future annual expenses will represent approximately 30% of the Corporation's annual investment income.

     For the year ended December 31, 1999, the Corporation's net investment income was $678,766, which represented an approximately 4.7% net investment return on its average net assets for 1999. The Board of Directors estimates that, subsequent to the redemption, the Corporation's annual net investment income will be approximately $186,000, resulting in an estimated annual net investment return on the Corporation's estimated average net assets of approximately 3.9% (assuming the current level of expenses). The Board of Directors does not believe the annual estimated investment income and net investment return on net assets subsequent to the redemption are cost effective for the remaining shareholders of the Corporation.

Proposal for Dissolution of Corporation

     Because  of  the  Corporation's   reduced  net  assets,   estimated  future
investment income, continuing substantial expenses, and estimated future investment return, the Board of Directors has proposed that the Corporation dissolve, collect and liquidate its remaining assets, pay or provide for the payment of its expenses and liabilities, and distribute its remaining property to the Corporation's shareholders.

     Except for the filing of a Form N-8F Application for Deregistration of Certain Registered Investment Companies with the SEC, the Corporation is not required to comply with any federal or state regulatory requirements or to obtain any federal or state approvals in connection with the dissolution of the Corporation.

     Accordingly, the following resolution will be offered by the Board of Directors at the Annual Meeting:

          "RESOLVED, that the shareholders of PMD Investment Company (the "Corporation") hereby approve the dissolution of the Corporation as described in the Proxy Statement for the 2000 Annual Meeting of Shareholders of the Corporation and hereby authorize and direct the directors and officers of the Corporation to take any and all actions necessary or appropriate to effect such dissolution in accordance with the Business Corporation Act of Nebraska."

     Approval of such resolution requires the affirmative vote of a two-thirds majority of all of the shares entitled to be cast with respect to such resolution. Each outstanding share of Common Stock is entitled to one vote on such resolution. The Board of Directors intends that proxies solicited by this Proxy Statement will be voted in favor of such resolution unless contrary instructions are given therein. The Board of Directors recommends the dissolution of the Corporation and that shareholders of the Corporation vote "FOR" such resolution.

Distribution of Net Assets

     Subject to shareholder approval of the dissolution, the Board of Directors intends to fix a record date (which will be a date subsequent to the Annual Meeting date) for the purpose of establishing the shareholders of the Corporation who will be entitled to receive distributions from the Corporation as a result of the dissolution.

     Upon shareholder approval of the dissolution, the Corporation will notify the shareholders of record who will be entitled to receive such distributions and will provide instructions to such shareholders as to the procedure they must follow to obtain their distributions.

     The remaining property of the Corporation (after payment or provision for payment of all liabilities of the Corporation and expenses incident to the dissolution and the winding up of the Corporation's affairs) will be distributed in one or more installments to the shareholders of record on the record date for dissolution distributions referred to above. Such distributions will be made in proportion to the respective shareholdings of such shareholders on such record date. The Corporation presently anticipates that substantially all of the remaining property of the Corporation available for distribution will be distributed during 2000; however, the Corporation cannot assure that it will be able to complete the dissolution process in its entirety and make all distributions to shareholders by December 31, 2000.

     Shareholders of the Corporation entitled to receive distributions as a result of the dissolution will need to submit their certificates for shares of the Common Stock to the Corporation's disbursing agent at the appropriate time as a condition of receiving their distributions. NO CERTIFICATES SHOULD BE SENT UNTIL INSTRUCTIONS ARE PROVIDED BY THE CORPORATION. However, shareholders may wish to take action at the present time to locate and have available their certificates (or to confirm that their shares of Common Stock are held for them by a broker or other nominee) so that there will be no delay in submitting such certificates at the appropriate time.

     Once  the   shareholders   of  record   entitled  to  receive   dissolution
distributions have been determined, the Corporation intends to close its stock transfer books and not to process any further transfers of the Common Stock.

     Upon approval of the dissolution by the shareholders, the PMD Investment Company Periodic Stock Redemption Program dated March 3, 1981, as amended, will be terminated and no further redemptions will be permitted thereunder.

                              FINANCIAL STATEMENTS

     The Corporation's Annual Report as of December 31, 1999, and Semi-Annual Report as of June 30, 2000, are attached to this Proxy Statement as Exhibits A and B, respectively. The Annual Report reflects the financial statements of the Corporation prior to the redemption of a portion of D. J. Witherspoon's shares discussed above, and the Semi-Annual Report reflects the financial statements of the Corporation immediately after such redemption.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS

     The Company's officers and directors, and persons who own more than 10% of the Corporation's Common Stock, are required to file reports of ownership and changes in ownership of the Corporation's Common Stock with the Securities and Exchange Commission. Copies of such reports must also be furnished to the Corporation. Based solely upon a review of the copies of reports furnished to the Corporation and written representations that no other reports were required, the Corporation believes that during 1999 its officers and directors and greater than 10% beneficial owners complied with such filing requirements.

                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors knows of no other business which will be presented for consideration at the Annual Meeting. As to other business, if any, that properly may come before the Annual Meeting, the Board of Directors intends that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

                              SHAREHOLDER PROPOSALS

     If the dissolution proposal set forth in this Proxy Statement is approved by shareholders, then the Corporation will be dissolved and there will be no annual meeting in 2001. If for any reason an annual meeting of shareholders of the Corporation is required to be held in 2001, then shareholder proposals intended to be presented at the 2001 annual meeting must be received by the Corporation not later than January 8, 2001, for inclusion in the Corporation's proxy statement and form of proxy relating to that meeting. If a shareholder wishes to present a proposal for consideration at the 2001 annual meeting of shareholders of the Corporation without having such matter included in the proxy statement of the Corporation for such annual meeting but does not give the Corporation notice of such matter by March 30, 2001, then the proxies solicited by the Board of Directors for such annual meeting may confer discretionary authority on the persons holding such proxies to vote on such matter in accordance with their judgment. Shareholder proposals should be sent to the Corporation at the principal executive office of the Corporation.

                             ADDITIONAL INFORMATION

     The cost of soliciting proxies in the accompanying form will be borne by the Corporation. Officers and directors of the Corporation, without compensation other than their regular compensation, also may solicit proxies either by mail, personal conversation, telephone, or telegraph. The Corporation will reimburse brokerage firms, nominees, and others for their expenses in forwarding solicitation material to the beneficial owners of Common Stock.


Dated: August 25, 2000                       BY ORDER OF THE BOARD OF DIRECTORS,

                                                           Herbert B. Underwood,

                                                                       Secretary

                                    EXHIBIT A


          PMD Investment Company Annual Report dated December 31, 1999

PMD INVESTMENT COMPANY


Financial Statements for the
Year Ended December 31, 1999 and
Independent Auditors' Report

INDEPENDENT AUDITORS' REPORT

To The Shareholders and
  Board of Directors
PMD Investment Company
Omaha, Nebraska


We have audited the accompanying statement of assets and liabilities of PMD Investment Company, including the schedule of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the five years in the period then ended. These financial statements and per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of PMD Investment Company as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.





/s/ Deloitte & Touche LLP
Omaha, Nebraska
February 2, 2000

PMD INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------------------------------

ASSETS:

  Investments in securities, at fair value,
    amortized cost of $12,902,432                                                                                $ 12,792,412

  Investment in tax-exempt money market fund                                                                          971,203
                                                                                                                 ------------

           Total investments                                                                                       13,763,615

  Interest receivable                                                                                                 196,777
                                                                                                                 ------------

           Total assets                                                                                            13,960,392

LIABILITIES:

  Accrued expenses
                                                                                                                       17,758
                                                                                                                 ------------
  Commitments and contingencies

NET ASSETS (common stock, $.50 par value;  20,000 shares authorized;  equivalent to $4.17 per share based on 3,341,764 shares of common stock outstanding at
  December 31, 1999)                                                                                             $ 13,942,634
                                                                                                                 ============


See notes to financial statements.

PMD INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------------------------------

                                                                         Principal          Amortized             Fair
                                                                          Amount               Cost              Value
Abbey National PLC Sub, 6.69%, due October 17,
  2005                                                                  $ 550,000          $ 553,911          $ 526,916
Austin, Texas, Independent School District, 4.75%,
  due August 1, 2008                                                      500,000            496,801            490,320
Citigroup Inc., Serial Note, 9.5%, due
  March 1, 2002                                                           550,000            575,323            576,119
Clark County, Washington Public Utilities District #1
  Electric Revenue, 6.3%, due January 1, 2004                             250,000            249,773            259,428
Denver Metropolitan Major League Baseball Stadium
  District Colorado, 6.35%, due October 1, 2003                           250,000            250,000            260,680
Federal Home Loan Mortgage Corporation, 7.0%,
  due June 1, 2024                                                      1,169,840          1,173,905          1,137,237
Federal National Mortgage Association, 6.5%,
  due January 1, 2024                                                     771,678            762,396            735,648
Federal National Mortgage Association, 7.8%,
  due March 29, 2005                                                    1,000,000          1,002,421            998,340
Florida State, General Services Revenues,
  6%, due July 1, 2001                                                    220,000            219,916            225,925
Grand Island, Nebraska Sanitary Sewer Revenue,
  4.8%, due April 1, 2000                                                 400,000            400,000            400,556
Hanover County, Virginia IDA Public Facilities
  Lease Revenue, 6.75%, due July 15, 2007                                 150,000            150,000            158,339
Jefferson County, West Virginia Residential
  Mortgage Revenue, Refunding Series A, 7.75%
  due January 1, 2012                                                      65,000             65,171             65,660
King County, Washington School District, 4.3%,
  due June 1, 2010                                                        500,000            495,947            460,350
Lincoln, Nebraska Water Revenue, 6.7%, due
  November 1, 2000                                                        250,000            250,000            255,420
Mecklenburg County, North Carolina Public
  Service, 4.4%, due February 1, 2011                                     500,000            492,046            467,805
Memphis, Tennessee, 4.65%, due July 1, 2007                               500,000            498,638            488,555
Minneapolis, Minnesota Refunding Service, 4.25%,
  due December 1, 2008                                                    500,000            503,658            471,550



See notes to financial statements.

PMD INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999 (continued)
-------------------------------------------------------------------------------------------------------------------------------

                                                                            Principal            Amortized               Fair
                                                                              Amount               Cost                 Value

Nebraska Investment Finance Authority, 6.9%,
  due March 15, 2000                                                       $ 140,000            $ 140,000            $ 140,693
Ohio State Highway Capital Imports, Series B,
  4.5%, due May 1, 2004                                                      500,000              499,074              498,030
Omaha Public Power District, Nebraska Electric
  Revenue, Series B, 5.9%, due February 1, 2006                              450,000              450,000              474,372
Omaha Public Power District, Nebraska Electric
  Revenue, Series A, 5%, due January 1, 2001                                 500,000              502,307              503,700
Sabine River Authority, Texas Water Supply
  Facility, Lake Fork Project, 6.5%, due
  December 1, 2001                                                           265,000              264,755              270,846
Tucson, Arizona, G.O., Ref. 5.8%, due July 1, 2002                            10,000                9,982               10,478
Tucson, Arizona, G.O., Ref. 5.8%, due July 1, 2005                           240,000              239,534              251,129
University of Nebraska Facilities Corp., 7.2%,
  due July 1, 2004                                                           250,000              250,000              256,347
Utah State, 4.9%, due July 1, 2009                                           500,000              497,643              494,395
Vermont State, Series B, 5.7%, due August 1, 2005                            400,000              398,441              416,440
Virginia State, G.O., 4%, due June 1, 2003                                   500,000              502,193              492,770
Wake City, North Carolina, 4.5%, due March 1, 2011                           500,000              489,281              465,780
Washington State, Series A and AT-6, 5.8%, due
  February 1, 2002                                                           245,000              244,492              253,737
Washington State, Series A and AT-6, 5.8%, due
  February 1, 2003                                                             5,000                4,990                5,178
Wisconsin Housing and Economic Development,
  Series 1, 7%, due October 1, 2003                                          270,000              269,884              279,669
                                                                        ------------         ------------         ------------

Totals                                                                  $ 12,901,518         $ 12,902,432         $ 12,792,412
                                                                        ============         ============         ============


See notes to financial statements.

PMD INVESTMENT COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999
-------------------------------------------------------------------------------


Interest Income:
  From investments                                                  $ 779,644

Expenses:
  Investment advisory fee                                              32,565
  Custodian fees                                                        4,000
  Professional fees                                                    32,812
  Shareholders servicing costs                                          5,652
  Directors fees                                                       15,000
  Other                                                                10,849
                                                                     --------
           Total expenses                                             100,878
                                                                     --------

Net investment income                                                 678,766

Realized and unrealized gain (loss) on sales of investments:
  Net realized gain on sale of investments                                336
  Change in unrealized appreciation of investments                   (598,175)
                                                                     --------
                                                                     (597,839)
                                                                     --------

Net increase in net assets resulting from operations                 $ 80,927
                                                                     ========

See notes to financial statements.

PMD INVESTMENT COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998
----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Accumulated
                                                                              Undistributed Realized      Unrealized
                                            Common Stock                           Net      Gain(Loss)   Appreciation
                                                     $.50 Par        Retained   Investment on Sale of   (Depreciation)
                                         Shares        Value         Earnings     Income    Securities  of Investments     Total

Year ended December 31, 1998:
  Net investment income                         -           $ -            $ -   $ 736,071        $ -          $ -      $ 736,071
  Net realized gain from
      securities transactions                   -             -              -           -     17,920            -         17,920
  Change in unrealized appreciation
      of investments                            -             -              -           -          -       59,085         59,085
                                        ---------    ----------    -----------    --------    -------    ---------    -----------
  Increase in net assets from
      operations                                -             -              -     736,071     17,920       59,085        813,076
  Dividends - $.217 per share                   -             -              -    (727,782)    (9,229)           -       (737,011)
  Common stock redeemed                   (54,918)      (27,459)      (210,881)          -          -            -       (238,340)
                                        ---------    ----------    -----------    --------    -------    ---------    -----------
     Total decrease in net assets         (54,918)      (27,459)      (210,881)      8,289      8,691       59,085       (162,275)

  Net assets on January 1, 1998         3,453,773     1,726,886     12,616,121     189,797     16,670      429,070     14,978,544
                                        ---------    ----------    -----------    --------    -------    ---------    -----------

  Net assets on December 31, 1998       3,398,855    $1,699,427    $12,405,240    $198,086    $25,361     $488,155    $14,816,269
                                        =========    ==========    ===========    ========    =======    =========    ===========

Year ended December 31, 1999:
  Net investment income                         -           $ -            $ -   $ 678,766        $ -          $ -      $ 678,766
  Net realized gain from securities
      transactions                              -             -              -           -        336            -            336
  Change in unrealized appreciation
      of investments                            -             -              -           -          -     (598,175)      (598,175)
                                        ---------    ----------    -----------    --------    -------    ---------    -----------
  Increase in net assets from
      operations                                -             -              -     678,766        336     (598,175)        80,927
  Dividends - $.211 per share                   -             -              -    (699,855)   (11,459)           -       (711,314)
  Common stock redeemed                   (57,091)      (28,546)      (214,702)          -          -            -       (243,248)
                                        ---------    ----------    -----------    --------    -------    ---------    -----------
     Total decrease in net assets         (57,091)      (28,546)      (214,702)    (21,089)   (11,123)    (598,175)      (873,635)

  Net assets on January 1, 1999         3,398,855     1,699,427     12,405,240     198,086     25,361      488,155     14,816,269
                                        ---------    ----------    -----------    --------    -------    ---------    -----------

  Net assets on December 31, 1999       3,341,764    $1,670,881    $12,190,538    $176,997    $14,238    $(110,020)   $13,942,634
                                        =========    ==========    ===========    ========    =======    =========    ===========



See notes to financial statements.

PMD INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

A. SIGNIFICANT ACCOUNTING POLICIES

PMD Investment Company (the Company) is registered under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Investment Securities - Investments in securities are valued at fair value as determined by the Company's investment advisor at December 31, 1999.

Securities Transactions - Securities transactions are recorded on a trade date basis. Cost of securities sold is determined using the identified cost method.

Interest Income - Interest income, adjusted for amortization of premium or accretion of discounts on investments in municipal bonds and notes, is earned from settlement date and recorded on the accrual basis.

Distributions to Shareholders - Dividends to shareholders are recorded on the ex-dividend date.

Income Taxes - It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income, including capital gains, to its shareholders. No income tax provision has been made since substantially all the income and capital gains are reported by the shareholders on their own tax returns.

Management and Service Fees - The investment advisory fee, which is payable monthly, is based on the value of net assets at each month-end at the annual rate of .25 percent on the first $10,000,000 of the net asset value and .15 percent of the net asset value in excess of $10,000,000, with a minimum fee of $10,000 per year. Fees for the services of each of the directors of the Company are $5,000 annually with an additional $500 for each board or committee meeting attended in excess of four meetings each year. No additional compensation or benefits are paid to officers or directors of the Company.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications - Certain amounts in the prior years' financial statements have been reclassified to conform with the 1999 presentation.

B. REDEMPTION OF SHARES

At December 31, 1999, the Company had authorized 20,000,000 shares of $.50 par value common stock.

Shareholders may redeem shares of stock and receive the net asset value per share on any December 31 or June 30 by tendering the shares to be redeemed 30 days prior to the intended redemption date.

C. CONTINGENT LIABILITIES

On January 15, 1981, the Company sold substantially all of its assets which had been used in its former operations as a discount store business. Although the purchaser of the Company's operating assets assumed substantially all of the Company's liabilities and obligations as part of the purchase transaction, the Company remains contingently liable for such liabilities and obligations, including obligations under long-term real estate and equipment leases and real estate mortgages until released by the obligees or until such liabilities and obligations have been satisfied or discharged. The total of such liabilities and obligations not released by the obligees amounted to approximately $5,652,000 as of December 31, 1999, the most recent date for which such information is available.

D. PURCHASES AND SALES OF SECURITIES

The following summarizes the approximate value of securities transactions for the periods indicated.

                                                        Year Ended                                  Year Ended
                                                     December 31, 1999                           December 31, 1998

                                               Purchases             Sales                 Purchases             Sales
Tax Exempt:
  Municipal bonds and notes                          $ -            $ 90,000             $ 1,976,055          $ 1,364,787

Taxable:
  Government agency                                    -             473,549                 504,060            1,190,827
                                               ---------         -----------             -----------          -----------
                                                       -             563,549               2,480,115            2,555,614
Other tax-exempt short-term
  investments                                    498,106             796,666               3,367,242            3,485,820
                                               ---------         -----------             -----------          -----------

                                               $ 498,106         $ 1,360,215             $ 5,847,357          $ 6,041,434
                                               =========         ===========             ===========          ===========


Net realized gain on sale of investments was $336 and $17,920 for the years ended December 31, 1999 and 1998, respectively.

The diversification of investments based on fair value at December 31, 1999 is as follows:


State and municipal tax-exempt bonds               64.1 %
U.S. government agency bonds                       20.9
Corporate bonds                                     8.0
Short-term tax-exempt money market fund             7.0
                                                  -----
                                                  100.0 %
                                                  =====

E. DISTRIBUTIONS TO SHAREHOLDERS

On December 30, 1999, a quarterly income distribution of $0.052969 per share aggregating $176,997 and a distribution of $0.004261 per share aggregating $14,238 was declared from net realized gains from investment transactions during 1999. The dividend was paid on January 17, 2000 to shareholders of record on January 10, 2000.

F. SUBSEQUENT EVENT

Subsequent to December 31, 1999, the principal shareholder of the Company died on January 10, 2000. Federal estate tax obligations incident to his estate may necessitate either liquidation of the Company or a substantial redemption of shares of the Company's stock. No decisions have been made by the Board of Directors of the Company or the shareholder's personal representative with respect to such matters.

G. SUPPLEMENTARY INFORMATION - SELECTED PER SHARE DATA AND RATIOS

                                                                             Years Ended December 31,
                                              -------------------------------------------------------------------------------
                                                    1999            1998            1997             1996            1995

Weighted average shares outstanding               3,360,634       3,432,115       3,537,042       3,626,328       3,825,907
                                                  =========       =========       =========       =========       =========

Interest income                                   $   0.232       $   0.244       $   0.243       $   0.251       $   0.240
Expenses                                              0.029           0.030           0.028           0.030           0.024
                                                  ---------       ---------       ---------       ---------       ---------
Net investment income                                 0.203           0.214           0.215           0.221           0.216

Distribution from net investment
  income                                             (0.211)         (0.215)         (0.234)         (0.262)         (0.228)
Increase (decrease) in unrealized
  appreciation of investments                        (0.177)          0.017           0.047          (0.094)          0.098
Net realized gain (loss) from securities
  transactions                                       --               0.005           0.003           0.010           0.051
                                                  ---------       ---------       ---------       ---------       ---------

Increase (decrease) in net assets                    (0.185)          0.021           0.031          (0.125)          0.137

Net asset value at beginning of period                4.358           4.337           4.306           4.431           4.294
                                                  ---------       ---------       ---------       ---------       ---------

Net asset value at end of period                  $   4.173       $   4.358       $   4.337       $   4.306       $   4.431
                                                  =========       =========       =========       =========       =========

Ratio of expenses to average net assets                 0.7 %           0.7 %           0.7 %           0.7 %           0.5 %

Ratio of net investment income to
  average net assets                                    4.7 %           5.0 %           5.0 %           5.0 %           4.9 %

Portfolio turnover                                       --            16.6 %          12.0 %          19.8 %          59.6 %

Number of shares outstanding at
  end of period (in thousands)                        3,342           3,399           3,454           3,597           3,805


                                    EXHIBIT B

          PMD Investment Company Semi-Annual Report dated June 30, 2000

                                      PROXY
                             PMD INVESTMENT COMPANY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE OCTOBER 2, 2000 ANNUAL MEETING OF THE SHAREHOLDERS

The undersigned hereby constitutes and appoints Herbert B. Underwood, J. G. Sawicki, and John Patrick Witherspoon, and each of them individually, attorneys and proxies of the undersigned, with full power of substitution to each of them, to vote all stock of PMD Investment Company standing in the name of the undersigned at the Annual Meeting of Shareholders of PMD Investment Company to be held at First National Bank of Omaha, Terrace Level, One First National
Center, Omaha, Nebraska at 9:30 A.M., on October 2, 2000, and at any adjournments thereof, (a) on the following matters, and (b) in their discretion on any other matters that properly may come before the meeting or any adjournments thereof.

Item 1   ELECTION OF DIRECTORS

     FOR all nominees listed below                WITHHOLD AUTHORITY
     (except as marked to the contrary below)     to vote for all nominees below
               [_]                                     [_]



(INSTRUCTION: To withhold authority to vote for any individual nominee(s), draw a line through the nominee's name below.)

     John Patrick Witherspoon      J. G. Sawicki        Herbert B. Underwood

Item 2 RATIFICATION OF SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE CORPORATION FOR THE YEAR ENDING DECEMBER 31, 2000

          FOR                 AGAINST                  ABSTAIN
          [_]                   [_]                      [_]


Item 3    APPROVAL OF PROPOSED DISSOLUTION OF THE CORPORATION

          FOR                 AGAINST                  ABSTAIN
          [_]                   [_]                      [_]

This proxy will be voted as specified. If no specification is given, this proxy will be voted for the election of directors and for the other proposals set forth above.

The undersigned hereby ratifies and confirms all that any of such attorneys and proxies, or their substitutes, may do or cause to be done by virtue hereof and acknowledges receipt of the Notice of Annual Meeting of Shareholders of PMD Investment Company to be held on October 2, 2000, the Proxy Statement for such meeting, and the Annual Report of PMD Investment Company for the year ended December 31, 1999.


Dated:  ______________________________________________, 2000


____________________________________________________________
(Signature of Shareholder)

____________________________________________________________
(Signature if held jointly)

                                        Please sign exactly as your name exactly
                                        as it appears on your stock certificate.
                                        All  joint  owners  should  sign.   When
                                        signing  as   personal   representative,
                                        executor,    administrator,    attorney,
                                        trustee or  guardian,  please  give full
                                        title as such. If a corporation,  please
                                        sign in full corporate name by president
                                        or  other   authorized   person.   If  a
                                        partnership,  please sign in partnership
                                        name  by  a   partner.   If  a   limited
                                        liability   company,   please   sign  in
                                        company name by a member or manager.